BURNEY U.S. EQUITY SELECT ETF Ticker Symbol: BRES Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS August 22, 2025 https://burneyetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated August 22, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://burneyetfs.com/bres. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Burney U.S. Equity Select ETF (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.79%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$81	$252
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Burney U.S. Equity Select ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in U.S.-listed common stocks of any market capitalization and equity ETFs that provide exposure to such stocks. Security selection is guided by a proprietary model developed by The Burney Company, the sub-adviser to the Fund (the “Sub-Adviser”).
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Fund considers “equity securities” to include common stocks and ETFs that principally invest in common stocks. The Fund considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the United States; (ii) at least 50%

of the company’s revenue is generated in the United States; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the United States; or (iv) the company’s securities are traded principally in the United States.
The Sub-Adviser primarily uses a quantitative stock selection style of investing. Security selection is informed by the use of the Sub-Adviser’s proprietary quantitative stock selection model that rates stocks on key valuation, growth, profitability, quality, and momentum factors.
The Sub-Adviser’s investment decisions are also informed by monthly signals (“Signals”) obtained from a third-party research provider specializing in quantitative equity strategies that assesses the likelihood of a company’s quarterly revenue exceeding (“beating”) analyst estimates. The Signals are derived from an alternative data set focused on a company’s digital footprint, including traffic on a company’s website, engagement with company apps, and a company’s social media activity. The Signals also use more traditional financial inputs like a company’s reported earnings per share and revenue along with Wall Street analysts’ estimates for those metrics. Such information is analyzed by the research provider using machine learning to produce the Signals.
While the Sub-Adviser’s proprietary stock selection process is the primary driver of the strategy, the Sub-Adviser also utilizes a modest factor rotation style of investing to determine the Fund’s allocation to market-capitalization and growth/value factors. By using a modest factor rotation the Sub-Adviser expects the Fund’s portfolio will gradually change its allocations to the four factors over time, generally avoiding abrupt changes to the Fund’s size and style allocations. The allocations are based on the Sub-Adviser’s research to identify periods when each factor is likely to be favored, which creates a target weight of large vs. small capitalization companies and growth vs. value companies for the overall portfolio. While mid-cap securities are not their own factor, mid-cap securities are included within the small cap factor. The Sub-Adviser classifies stocks as growth or value in accordance with Standard & Poor’s methodology, which uses growth factors, such as earnings per share growth and sales per share growth, along with value factors like book value to price ratio, earnings to price ratio, and sales to price ratio to label companies as growth or value. The Fund will always have an allocation to each factor (i.e., large and small capitalization companies and growth and value companies).
The Sub-Adviser uses a portfolio optimizer tool to select the most attractive stocks based on the attributes described above and that fit within the factor targets (including a tolerance of plus or minus 10% from a factor’s target weight). Once the optimizer’s suggested holdings have been generated, the Sub-Adviser qualitatively assesses the model portfolio and may override certain securities recommended by the portfolio optimizer for various reasons, including, but not limited to, a company has certain negative characteristics (e.g., litigation or other disadvantageous market factors), imminent corporate actions, or recent major business changes. In addition, during bear markets and the ensuing recovery periods, stock selection can also be informed by the Sub-Adviser’s assessment of a stock’s ability to recover stronger than the overall market based on historical recovery periods.
In addition, the Sub-Adviser may purchase ETFs that provide exposure to common stocks that align with the Sub-Adviser’s size and style factor targets or reflect broad-based exposure to U.S. equity securities across factors. ETFs are generally selected during periods of large inflows and/or when the Sub-Adviser’s qualitative review process has reduced the Fund’s investment universe below the Sub-Adviser’s desired level of portfolio diversification. The Fund may invest in ETFs that are affiliated with the Sub-Adviser or the Fund’s investment adviser.
The Fund is rebalanced monthly, and the Sub-Adviser generally limits portfolio turnover to not more than 37.5% per rebalance. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.
Value Stock Investment Risk. A value stock may not increase in price if other investors fail to recognize the company’s value or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged the company’s value. For any particular stock, there can be no assurances that the market will reflect the fair value of the stock, and it may remain undervalued.
Momentum Style Risk. Investing in or having exposure to securities with the highest relative momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and investments that previously exhibited high momentum may not experience continued highest relative momentum.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees).
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Quantitative Security Selection & Model Risk. The Sub-Adviser uses a quantitative model, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. There can be no assurance that quantitative security selection will enable the Fund to achieve its investment objective. The Fund considers information generated using machine learning to help inform its security selection process. The machine learning model is designed to assess and measure data associated with a company’s digital footprint, as described above. To the extent the model does not accurately measure aspects of a company’s digital footprint, the Fund’s strategy may not be successfully implemented and the Fund may lose value. When the model and/or data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model and/or and data been correct and complete.
Data Risk. The Fund’s strategy is dependent on data and other information. There are numerous risks related to such data, including, without limitation, that (a) the data available (whether obtained directly or through third-parties) may be inaccurate or incomplete; (b) the data may become corrupted or otherwise compromised as a result of human error, computer failure, and/or unauthorized system access or use; (c) data-related biases including sampling, measurement, survivorship, look-ahead, and data-mining bias(es); (d) third-party data-providers may cease providing important data from time to time; (e) changes to data over time may be difficult to track and incorporate (or not incorporate) appropriately; and (f) the data used by the Fund may be outdated, which could limit the Fund’s ability to respond to more recent market developments, trends, or risks effectively.

Factor-Based Investing Risk. There can be no assurance that the factor-based investment selection process employed by the Sub-Adviser will enhance the Fund’s performance. Exposure to the Investment Cycles identified by the Sub-Adviser may detract from the Fund’s performance in some market environments, which may continue for prolonged periods. There is also the risk that the Sub-Adviser may incorrectly predict the market trends that lead to the portfolio’s allocation in the various Investment Cycles or the predicted Investment Cycles may fail to materialize, which may cause the Fund to lose money.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
Monthly Rebalance Risk. Because the Sub-Adviser may recommend changes to the Fund’s portfolio on a monthly basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the most recent reconstitution that are not predictive of the market’s performance for the subsequent monthly period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as one-month if such changes first take effect promptly following a reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding investments may not successfully achieve the Fund’s investment objective given actual market trends. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://burneyetfs.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	The Burney Company (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Andrew Pratt, Partner and Director of Investment Strategy, Joel Sues, Partner and Portfolio Manager and Yevgeniy Gushcha, Partner and Portfolio Manager of the Sub-Adviser, have each been primarily and jointly responsible for the day-to-day management of the Fund since its inception.

PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.